Exhibit 99.2

Fourth Quarter 2016

Supplemental Information

TABLE OF CONTENTS

Company Information	3
Forward-Looking Statements	5
Earnings Release Text	6
Financial Highlights	10
Balance Sheets
Consolidated by quarter	11
Statements of Operations, FFO & CORE FFO
Consolidated	12
Consolidated – Trailing 5 Quarters	13
Fee and Other Income	14
EBITDA and Coverage Ratios	15
Portfolio Data:
Lending	16
Real Estate Summary	17
Real Estate Properties, Changes in the portfolio	18
Real Estate Properties at December 31, 2016	19
Indebtedness Overview	20
Definitions	21

RAIT Financial Trust

December 31, 2016

Company Information:

RAIT Financial Trust is an internally-managed real estate investment trust that provides debt financing options to owners of commercial real estate and owns a portfolio of commercial real estate properties located throughout the United States.

Corporate Headquarters	Two Logan Square 100 N. 18th Street, 23rd Floor Philadelphia, Pa 19103 215.207.2100
Trading Symbol	NYSE: “RAS”
Investor Relations Contact	Andres Viroslav Two Logan Square 100 N. 18th Street, 23rd Floor Philadelphia, Pa 19103 215.207.2100

Common and Preferred Stock Information:

	For the Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Common:
Share Price, period end	$3.36	$3.38	$3.13	$3.14	$2.70
Share Price, high	$3.45	$3.40	$3.39	$3.23	$5.45
Share Price, low	$2.41	$2.88	$2.73	$1.85	$2.25
Dividends declared	$0.09	$0.09	$0.09	$0.09	$0.09
Dividend yield, period end	10.7%	10.7%	11.5%	11.5%	13.3%
Common shares outstanding	92,295,478	92,174,644	92,185,242	91,870,571	91,586,767
Weighted Average common shares, basic	91,203,955	91,201,784	91,190,583	91,018,160	90,642,318
Weighted Average common shares, diluted	91,971,817	91,201,784	91,190,583	91,018,160	90,842,752

Preferred:
Series A
Shares outstanding	5,344,353	5,344,353	5,306,084	5,306,084	5,306,084
Share price, period end	$20.28	$20.34	$19.55	$17.50	$18.15
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.484375	$0.484375	$0.484375	$0.484375	$0.484375
Yield	9.6%	9.5%	9.9%	11.1%	10.7%
Series B
Shares outstanding	2,340,969	2,340,969	2,340,969	2,340,969	2,340,969
Share price, period end	$21.26	$21.76	$19.97	$17.94	$18.98
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.5234375	$0.5234375	$0.5234375	$0.5234375	$0.5234375
Yield	9.8%	9.6%	10.5%	11.7%	11.0%
Series C
Shares outstanding	1,640,425	1,640,425	1,640,425	1,640,425	1,640,425
Share price, period end	$22.56	$22.93	$21.27	$18.20	$19.70
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.5546875	$0.5546875	$0.5546875	$0.5546875	$0.5546875
Yield	9.8%	9.7%	10.4%	12.2%	11.3%
Series D (not publicly traded)
Shares outstanding	3,536,000	4,000,000	4,000,000	4,000,000	4,000,000
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Coupon	8.50%	8.50%	8.50%	8.50%	8.50%

Forward-Looking Statements

This supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “2017 expectations,” “guidance,” “may,” “plan”, “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “opportunities” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements.

RAIT’s forward-looking statements include, but are not limited to, statements regarding RAIT’s plans and initiatives and 2017 expectations to (i) simplify its business model, (ii) focus on its core commercial real estate lending business, (iii) increase loan origination levels, when compared to 2016, as capital from non-lending related asset sales is re-deployed, (iv) deleverage by using cash generated by asset sales to repay debt, (v) opportunistically divest and maximize the value of RAIT’s legacy REO portfolio and existing property management operations and, ultimately, minimize REO holdings, (vi) significantly reduce its total expense base, (vii) continue to sell non-lending assets, (viii) achieve significant annual expense savings in connection with the internalization of IRT, (ix) sell in whole or substantial part its Urban Retail retail property management business and achieve costs savings in connection with such sale, and (x) enhance its long-term prospects and create value for its shareholders. Such forward-looking statements are based upon RAIT’s historical performance and its current plans, estimates, predictions and expectations and are not a representation that such plans, estimates, predictions or expectations will be achieved. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements.

Risks, uncertainties and contingencies that may affect the results expressed or implied by RAIT’s forward-looking statements  include, but are not limited to: (i) whether RAIT will be able to continue to implement its strategy to transition RAIT to a more lender focused, simpler, and more cost-efficient business model, to deleverage and to generate enhanced returns for its shareholders; (ii) whether RAIT will be able to continue to opportunistically divest and maximize the value of RAIT’s legacy REO portfolio and existing property management operations and the majority of RAIT’s non-lending assets; (iii) whether anticipated cost savings from the internalization of IRT will be achieved; (iv) whether the divestiture of RAIT’s CRE portfolio and other non-lending assets will lead to lower asset management costs and lower expenses; (v) whether RAIT will be able to reduce compensation and G&A expenses and indebtedness; (vi) whether RAIT’s new leadership will lead to enhanced value for shareholders; (vii) whether RAIT will be able to create sustainable earnings and grow book value; (viii) whether RAIT will be able to redeploy capital from non-lending related asset sales; (ix) whether RAIT will be able to increase loan origination levels; (x) whether the disposition of non-core assets, reductions in debt levels and expected loan repayments will impact RAIT’s earning and CAD; (xi) whether RAIT will continue to pay dividends and the amount of such dividends; (xii) whether RAIT will be able to organically increase reliance on match-funded asset-level debt; (xiii) overall conditions in commercial real estate and the economy generally; (xiv) whether market conditions will enable us to continue to implement our capital recycling and debt reduction plan involving selling properties and repurchasing or paying down our debt; (xv) whether we will be able to originate sufficient bridge loans; (xvi) whether the timing and amount of investments, repayments, any capital raised and our use of leverage will vary from those underlying our assumptions; (xvii) changes in the expected yield of our investments; (xviii) changes in financial markets and interest rates, or to the business or financial condition of RAIT or its business; (xix) whether RAIT will be able to originate loans in the amounts assumed; (xx) whether RAIT will generate any CMBS gain on sale profits; (xxi) whether the amount of loan repayments will be at the level assumed; (xxii) whether our management changes will be successfully implemented; (xxiii) whether RAIT will be able to dispose of its industrial portfolio or sell the other properties; (xxiv) the availability of financing and capital, including through the capital and securitization markets; (xxv) risks, disruption, costs and uncertainty caused by or related to the actions of activist shareholders, including that if individuals are elected to our Board with a specific agenda, it may adversely affect our ability to effectively implement our business strategy and create value for our shareholders and perceived uncertainties as to our future direction as a result of potential changes to the composition of our Board may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential customers, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners; and (xxvi) other factors described in RAIT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other filings with the SEC. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

RAIT Financial Trust Announces Fourth Quarter and Fiscal 2016 Financial Results

PHILADELPHIA, PA — February 24, 2017 — RAIT Financial Trust (“RAIT”) (NYSE: RAS) today announced fourth quarter and fiscal 2016 financial results. All per share results are reported on a diluted basis.

Results for the Quarter

-	GAAP Earnings per share of $0.17 for the quarter ended December 31, 2016 compared to earnings per share of $0.02 for the quarter ended December 31, 2015.

-	Cash Available for Distribution (“CAD”) per share of $0.07 for the quarter ended December 31, 2016 compared to $0.19 per share for the quarter ended December 31, 2015.

Results for the Year

-	GAAP Earnings (loss) per share of ($0.11) for the year ended December 31, 2016 compared to earnings per share of $0.08 for the year ended December 31, 2015.

-	CAD per share of $0.45 for the year ended December 31, 2016 compared to $0.77 per share for the year ended December 31, 2015.

-	Assets Under Management (“AUM”) - AUM declined 39.6% to $3.6 billion as of the year ended December 31, 2016, compared to $5.9 billion as of the year ended December 31, 2015.

2016 Key Business Accomplishments

-	Monetization of RAIT’s Investment in IRT & RAIT’s Multi-family Property Management Business

o	RAIT sold the external advisor of Independence Realty Trust, Inc. (“IRT”) and RAIT’s multi-family property management business to IRT for $43.0 million in aggregate proceeds.
o	RAIT sold its IRT stock ownership position to IRT, generating $62.2 million in aggregate gross proceeds.
o	RAIT deconsolidated IRT from its financial statements.

-	2016 Property Sales

o	RAIT sold 18 properties which generated aggregate gross proceeds of $337.9 million.
o	After repayment of debt, RAIT received aggregate net proceeds of approximately $35.0 million.

-	Reductions in Compensation & General and Administrative Expenses (G&A)

o

Prior to instituting strategic initiatives in 2016, RAIT’s compensation and G&A expenses were $49.0 million for the year ended December 31, 2015 and would have been $56.2 million for the year ended 2016.  As a result of 2016 strategic initiatives, RAIT’s compensation and G&A expenses declined to $31.7 million for the year ended December 31, 2016.

o	Created a headcount reduction of ~460 employees.

-	Debt Reductions

o

RAIT’s indebtedness, based on principal amount, declined by $664.6 million, or 27.1%, during the year ended December 31, 2016.  Total recourse debt, excluding RAIT’s secured warehouse facilities, declined by $56.7 million, or 13.6%, during the year ended December 31, 2016.

-	Changes in Company Leadership and Board Beginning in 2016 and Continuing Through February 2017

o

RAIT announced a new Board leadership structure and executive management changes to oversee and execute RAIT’s strategy and its transition to a more lender-focused and simpler, cost efficient and lower leverage business model.

o	On October 24, 2016, RAIT announced that Michael J. Malter, who joined RAIT’s Board of Trustees (the “Board”) in November 2015, was elected by the Board to serve as its independent Chairman.

o

Effective December 20, 2016, Scott Davidson, who had formerly served as RAIT’s President and the head of its lending business, was named RAIT’s Chief Executive Officer and, concurrently, was appointed to the Board.

o

On February 15, 2017, RAIT announced that Thomas D. Wren, a former banking executive and federal banking regulator, had joined the Board as a new independent trustee with substantial financial, regulatory, capital markets and mortgage REIT expertise, the third new Trustee to join RAIT’s nine-person Board since November 2015.

o

On February 21, 2017, RAIT announced that Paul W. Kopsky, Jr., a highly accomplished executive with extensive financial and operational leadership expertise across a diverse range of industries, was named to succeed James J. Sebra as RAIT’s Chief Financial Officer and Treasurer.

-	Cash Balance

o	Ended 2016 with $110.5 million of un-restricted cash.

“Over the course of the year we have made significant progress toward our strategic goal of focusing on our core commercial real estate lending business and we look forward to carrying that momentum into 2017,” said Scott Davidson, RAIT’s Chief Executive Officer.  “We made a number of strategic decisions around, and took actions to further, the aim of developing a sustainable platform for growth, including the monetization of our IRT investments, property sales and de-leveraging.  As we continue to divest non-lending assets, we are also committed to the sale of Urban Retail which should result in additional cost reductions as well as further organizational simplicity.  We will continue our focus on expense reduction while concentrating on our core commercial real estate lending activities.  We are confident that we are pursuing the right strategy to position RAIT to grow long-term shareholder value.”

Commercial Real Estate (“CRE”) Lending Business

-

On November 30, 2016, RAIT closed its sixth non-recourse, floating rate CMBS transaction.  The transaction involved the sale, by a RAIT subsidiary, of investment grade notes totaling approximately $216.7 million with a weighted average cost of LIBOR plus 2.03%, which provided an advance rate to the RAIT subsidiary of approximately 84.0%.  RAIT affiliates retained all of the below investment grade and un-rated subordinated interests totaling approximately $41.3 million.

-

RAIT originated $67.5 million of loans during the quarter ended December 31, 2016 consisting of six floating-rate bridge loans.  RAIT originated $156.8 million of loans during the year ended December 31, 2016 consisting of $143.0 million of floating-rate bridge loans and $13.8 million of fixed-rate conduit loans.

-	RAIT sold $35.2 million of conduit loans during the year ended December 31, 2016 which generated fee income of $0.2 million.

-	CRE loan repayments were $116.8 million for the quarter ended December 31, 2016 and $425.0 million for the year ended December 31, 2016.

CRE Property Portfolio & Property Sales

-

As of December 31, 2016, RAIT’s real estate portfolio stood at $854.6 million, comprised of $328.0 million of office properties, $147.2 million of multi-family properties, $152.6 million of retail properties, $93.4 million of industrial properties, $81.1 million of properties in re-development and $52.3 million of land.

-

During the year ended December 31, 2016, RAIT sold 18 properties for $337.9 million which generated a $53.3 million GAAP gain.   The proceeds from the sales were used to reduce debt and the sales generated $35.0 million of net proceeds to RAIT.

-	RAIT reported an $11.1 million asset impairment for the quarter ended December 31, 2016 related to six properties it expects to sell.

Dividends

-	On December 16, 2016, the Board declared a fourth quarter 2016 cash dividend on common shares of $0.09 per share. The dividend was paid on January 31, 2017 to holders of record on January 10, 2017.

-

On November 2, 2016, the Board declared a fourth quarter 2016 cash dividend of $0.484375 per share on RAIT’s 7.75% Series A Cumulative Redeemable Preferred Shares, $0.5234375 per share on RAIT’s 8.375% Series B Cumulative Redeemable Preferred Shares and $0.5546875 per share on RAIT’s 8.875% Series C Cumulative Redeemable Preferred Shares. The dividends were paid on January 3, 2017 to holders of record on December 1, 2016.

2017 Expectations

RAIT expects that 2017 will be a transitional year as RAIT continues to transform into a more focused, cost-efficient and lower leverage business concentrated on CRE lending.  Stakeholders should therefore anticipate the following during 2017:

-

Continuous divestment of the majority of RAIT’s non-lending assets, including its commercial property management business operated by its subsidiary Urban Retail Properties, LLC, and further reductions in compensation and G&A expenses and indebtedness;

-	Increasing loan origination levels, when compared to 2016, as capital from non-lending related asset sales is re-deployed;

-	A decline in RAIT’s earnings and CAD, when compared to 2016, which is expected to be primarily impacted by the disposition of non-core assets, reductions in debt levels and expected loan repayments;

-	The Board expects to declare a cash dividend of $0.09 per share on its common stock for the first quarter of 2017 when RAIT announces its first quarter 2017 earnings;

-	G&A expenses are expected to decrease further throughout 2017 to a run-rate of approximately $25 million and into 2018 with a targeted annual run rate of approximately $21.5 million;

-	RAIT will not be providing earnings and CAD guidance for 2017.

Selected Financial Information

See Schedule I to this Release for selected financial information for RAIT.

Non-GAAP Financial Measures and Definitions

RAIT discloses the following non-GAAP financial measures in this release: funds from operations (“FFO”), CAD and net operating income (“NOI”).  A reconciliation of RAIT’s reported net income (loss) allocable to common shares to its FFO and CAD is included as Schedule IV to this release. A reconciliation of RAIT’s same store NOI to its reported same store net income (loss) is included as Schedule VI to this release. See Schedule VI to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Supplemental Information

RAIT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures and other useful information for investors.  The supplemental also contains deconsolidating financial information. The supplemental information is available via the Company's website, www.rait.com, through the "Investor Relations" section.

Conference Call

All interested parties can listen to the live conference call webcast at 9:30 AM ET on Friday, February 24, 2017 from the home page of the RAIT Financial Trust website at www.rait.com or by dialing 1.844.775.2541, access code 64221042.  For those who are not available to listen to the live call, the replay will be available shortly following the live call on RAIT’s website and telephonically until Friday, March 3, 2017, by dialing 855.859.2056, access code 64221042.

About RAIT Financial Trust

RAIT Financial Trust is an internally-managed real estate investment trust focused on providing debt financing options to owners of commercial real estate throughout the United States.  For more information, please visit www.rait.com or call Investor Relations at 215.207.2100.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “2017 expectations,” “guidance,” “may,” “plan”, “should,” “expect,”

“intend,” “anticipate,” “estimate,” “believe,” “seek,” “opportunities” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements.

RAIT’s forward-looking statements include, but are not limited to, statements regarding RAIT’s plans and initiatives and 2017 expectations to (i) simplify its business model, (ii) focus on its core commercial real estate lending business, (iii) increase loan origination levels, when compared to 2016, as capital from non-lending related asset sales is re-deployed, (iv) deleverage by using cash generated by asset sales to repay debt, (v) opportunistically divest and maximize the value of RAIT’s legacy REO portfolio and existing property management operations and, ultimately, minimize REO holdings, (vi) significantly reduce its total expense base, (vii) continue to sell non-lending assets, (viii) achieve significant annual expense savings in connection with the internalization of IRT, (ix) sell in whole or substantial part its Urban Retail retail property management business and achieve costs savings in connection with such sale, and (x) enhance its long-term prospects and create value for its shareholders. Such forward-looking statements are based upon RAIT’s historical performance and its current plans, estimates, predictions and expectations and are not a representation that such plans, estimates, predictions or expectations will be achieved. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements.

Risks, uncertainties and contingencies that may affect the results expressed or implied by RAIT’s forward-looking statements  include, but are not limited to: (i) whether RAIT will be able to continue to implement its strategy to transition RAIT to a more lender focused, simpler, and more cost-efficient business model, to deleverage and to generate enhanced returns for its shareholders; (ii) whether RAIT will be able to continue to opportunistically divest and maximize the value of RAIT’s legacy REO portfolio and existing property management operations and the majority of RAIT’s non-lending assets; (iii) whether anticipated cost savings from the internalization of IRT will be achieved; (iv) whether the divestiture of RAIT’s CRE portfolio and other non-lending assets will lead to lower asset management costs and lower expenses; (v) whether RAIT will be able to reduce compensation and G&A expenses and indebtedness; (vi) whether RAIT’s new leadership will lead to enhanced value for shareholders; (vii) whether RAIT will be able to create sustainable earnings and grow book value; (viii) whether RAIT will be able to redeploy capital from non-lending related asset sales; (ix) whether RAIT will be able to increase loan origination levels; (x) whether the disposition of non-core assets, reductions in debt levels and expected loan repayments will impact RAIT’s earning and CAD; (xi) whether RAIT will continue to pay dividends and the amount of such dividends; (xii) whether RAIT will be able to organically increase reliance on match-funded asset-level debt; (xiii) overall conditions in commercial real estate and the economy generally; (xiv) whether market conditions will enable us to continue to implement our capital recycling and debt reduction plan involving selling properties and repurchasing or paying down our debt; (xv) whether we will be able to originate sufficient bridge loans; (xvi) whether the timing and amount of investments, repayments, any capital raised and our use of leverage will vary from those underlying our assumptions; (xvii) changes in the expected yield of our investments; (xviii) changes in financial markets and interest rates, or to the business or financial condition of RAIT or its business; (xix) whether RAIT will be able to originate loans in the amounts assumed; (xx) whether RAIT will generate any CMBS gain on sale profits; (xxi) whether the amount of loan repayments will be at the level assumed; (xxii) whether our management changes will be successfully implemented; (xxiii) whether RAIT will be able to dispose of its industrial portfolio or sell the other properties; (xxiv) the availability of financing and capital, including through the capital and securitization markets; (xxv) risks, disruption, costs and uncertainty caused by or related to the actions of activist shareholders, including that if individuals are elected to our Board with a specific agenda, it may adversely affect our ability to effectively implement our business strategy and create value for our shareholders and perceived uncertainties as to our future direction as a result of potential changes to the composition of our Board may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential customers, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners; and (xxvi) other factors described in RAIT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other filings with the SEC. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

RAIT Financial Trust Contact

Andres Viroslav

215-207-2100

aviroslav@rait.com

FINANCIAL HIGHLIGHTS

($'s in 000's)	For the Three Months Ended
	December 31, 2016		September 30, 2016		June 30, 2016			March 31, 2016		December 31, 2015
OPERATING DATA:
Lending:
Investments in loans	$1,292,639		$1,373,615		$1,495,343			$1,612,632		$1,623,583
Gross loan production	$67,540		$25,550		$23,185			$40,475		$321,837
CMBS income	$20		$305		$(260)			$171		$1,135
CMBS loans sold	$-		$13,800		$21,377			$-		$85,430
Average CMBS Gain on Sale (points)	-		2.2		(1.2)		(a)	-		1.3

Real estate portfolio:
Gross real estate investments	$854,646		$965,362		$1,095,024			$1,130,295		$1,145,630
Property income	$23,501		$29,614		$29,666			$30,055		$29,756
Operating expenses	$13,084		$14,635		$14,327			$14,848		$14,922
Net operating income	$10,417		$14,979		$15,339			$15,207		$14,834
NOI margin	44.3%		50.6%		51.7%			50.6%		49.9%

EARNINGS & DIVIDENDS:
Earnings (loss) per share from continuing operations - diluted	$(0.37)		$(0.02)		$(0.15)			$(0.22)		$(0.02)
Earnings (loss) per share from discontinued operations - diluted	$0.54		$0.02		$0.07			$0.02		$0.04
Earnings (loss) per share -- diluted	$0.17		$-		$(0.08)			$(0.20)		$0.02
FFO per share	$0.05		$0.12		$(0.04)			$(0.03)		$(0.07)
CAD per share	$0.07		$0.12		$0.12			$0.14		$0.19
Dividends per share	$0.09		$0.09		$0.09			$0.09		$0.09
CAD payout ratio	128.6%		75.0%		75.0%			64.3%		47.4%

CAPITALIZATION AND COVERAGE RATIOS:
Recourse/Non-Recourse Debt:
Recourse	$365,921		$509,938		$479,608			$509,466		$484,764
Non-Recourse	1,361,246		1,441,510		1,620,777			1,830,841		1,914,711
Total Recourse/Non-Recourse debt	1,727,167		1,951,448		2,100,385			2,340,307		2,399,475
Preferred shares (par)	321,544		333,144		332,187			332,187		332,187
Common shares (market capitalization)	310,113		311,550		288,540			288,474		247,284
Noncontrolling interests, at carrying value (b)	5,386		5,386		1,792			2,782		3,948
Total capitalization	$2,364,210		$2,601,528		$2,722,904			$2,963,750		$2,982,894

Total Liabilities/Total Gross Assets	76.2%		74.9%		75.7%			77.3%		77.4%
Total Liabilities + Preferred/Total Gross Assets	88.8%		83.0%		83.4%			84.6%		84.5%

Interest Coverage	1.40	x	1.85	x	1.87	x		1.89	x	2.02	x
Interest + Preferred Coverage	1.00	x	1.46	x	1.50	x		1.53	x	1.62	x

OTHER KEY BENCHMARKS:
Total Assets Under Management (AUM)	$3,575,224		$5,128,101		$5,491,448			$5,854,824		$5,923,601
Total Gross Assets	$2,556,302		$4,118,215		$4,275,086			$4,551,613		$4,634,035
(a)

During the second quarter of 2016, we sold $21.4 million of CMBS loans at a loss on sale.  Including the net interest margin we earned on these loans since their origination, we had a net gain of $49, or 0.2 points.

(b)	Excludes noncontrolling interests associated with discontinued operations.

BALANCE SHEETS

CONSOLIDATED, by quarter

($'s in 000's)	As of
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assets
Investments in loans:
Investment in loans	$1,292,639	$1,373,615	$1,495,343	$1,612,632	$1,623,583
Allowance for loan losses	(12,354)	(18,655)	(18,237)	(18,165)	(17,097)
Investments in loans, net	1,280,285	1,354,960	1,477,106	1,594,467	1,606,486
Investments in real estate:
Investments in real estate at cost	854,646	965,362	1,095,024	1,130,295	1,145,630
Accumulated depreciation	(138,214)	(156,613)	(164,037)	(164,999)	(158,688)
Investments in real estate, net	716,432	808,749	930,987	965,296	986,942
Cash and cash equivalents	110,531	36,019	38,726	72,425	87,581
Restricted cash	190,179	229,957	152,650	193,151	207,599
Accrued interest receivable	36,271	41,603	42,139	49,987	47,343
Other assets	53,878	81,546	64,385	70,580	67,566
Intangible assets, net	19,267	23,165	25,668	26,679	28,864
Assets of discontinued operations	-	1,306,532	1,308,403	1,345,185	1,383,547
Total assets	$2,406,843	$3,882,531	$4,040,064	$4,317,770	$4,415,928

Liabilities and Equity
Indebtedness, net	$1,751,082	$1,975,863	$2,124,906	$2,364,902	$2,399,475
Accrued interest payable	8,347	10,464	10,401	11,985	8,595
Accounts payable and accrued expenses	20,016	20,082	16,328	15,785	22,557
Derivative liabilities	-	1,748	2,809	4,181	4,727
Borrowers' escrows, dividends payable and other liabilities	168,047	168,692	176,789	197,967	197,908
Liabilities of discontinued operations	-	906,225	903,907	923,352	952,530
Total liabilities	1,947,492	3,083,074	3,235,140	3,518,172	3,585,792

Series D preferred stock	81,581	90,728	88,861	87,085	85,395

Equity:
Shareholders' Equity:
7.75% Series A Preferred shares	53	53	53	53	53
8.375% Series B Preferred shares	23	23	23	23	23
8.875% Series C Preferred shares	17	17	17	17	17
Common shares, $0.03 par value per share	2,769	2,766	2,766	2,756	2,748
Additional paid in capital	2,093,257	2,090,210	2,088,781	2,087,913	2,087,137
Accumulated other comprehensive income (loss)	-	(112)	(972)	(2,434)	(4,699)
Retained earnings (deficit)	(1,723,735)	(1,731,141)	(1,722,936)	(1,707,143)	(1,680,751)
Total shareholders' equity	372,384	361,816	367,732	381,185	404,528
Noncontrolling interests - continuing operations	5,386	5,386	1,792	2,782	3,948
Noncontrolling interests - discontinued operations	-	341,527	346,539	328,546	336,265
Total noncontrolling interests	5,386	346,913	348,331	331,328	340,213
Total equity	377,770	708,729	716,063	712,513	744,741
Total liabilities and equity	$2,406,843	$3,882,531	$4,040,064	$4,317,770	$4,415,928

STATEMENTS OF OPERATIONS, FFO & CAD

CONSOLIDATED – THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2016

($'s in 000's, except per share amounts)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Revenue:
Net interest margin
Investment interest income	$19,693	$26,609	$89,203	$98,432
Investment interest expense	(8,849)	(6,733)	(35,806)	(29,250)
Net interest margin	10,844	19,876	53,397	69,182
Property income	23,501	29,756	112,836	124,157
Fee and other income	1,400	3,515	7,374	18,275
Total revenue	35,745	53,147	173,607	211,614

Expenses:
Interest expense	11,914	15,491	55,049	61,750
Real estate operating expenses	13,084	14,922	56,894	62,726
Property management expenses	2,240	2,220	9,479	9,323
General and administrative expenses:
Compensation expenses	6,275	4,854	18,437	15,349
Other general and administrative expenses	3,300	3,895	13,273	14,707
Total general and administrative expenses	9,575	8,749	31,710	30,056
Acquisition and integration expenses	248	940	624	2,332
Provision for loan losses	3,848	2,450	8,050	8,300
Depreciation and amortization expense	12,031	10,883	51,304	45,505
IRT internalization and management transition expenses	6,271	—	6,271	—
Total expenses	59,211	55,655	219,381	219,992
Operating Income	(23,466)	(2,508)	(45,774)	(8,378)
Other income (expense)	(457)	(48)	(427)	(1,083)
Gains (losses) on assets	29,461	12,682	53,272	37,393
Asset impairment	(11,127)	(929)	(37,785)	(8,179)
Gains (losses) on debt extinguishment	333	—	1,331	—
Change in fair value of financial instruments	1,109	(1,828)	(5,946)	11,638
Income (loss) before taxes	(4,147)	7,369	(35,329)	31,391
Income tax benefit (provision)	(20,601)	(1,478)	(2,550)	(2,798)
Income (loss) from continuing operations	(24,748)	5,891	(37,879)	28,593
Discontinued operations:
Income (loss) from discontinued operations	1,671	6,069	40,144	34,900
Gain (loss) on disposal of discontinued operations	47,808	—	47,808	—
Net income (loss)	24,731	11,960	50,073	63,493
Income allocated to preferred shares	(9,310)	(8,447)	(35,160)	(32,830)
(Income) loss allocated to noncontrolling interests	187	(1,682)	(24,733)	(23,505)
Net income (loss) available to common shares	$15,608	$1,831	$(9,820)	$7,158

Amount attributable to common shares:
Net income (loss) available to common shares from continuing operations	$(34,078)	$(1,797)	$(69,604)	$(2,002)
Net income (loss) available to common shares from discontinued operations	49,686	3,628	59,784	9,160
Net income (loss) available to common shares	$15,608	$1,831	$(9,820)	$7,158

EPS - Basic:
Earnings (loss) per share from continuing operations	$(0.37)	$(0.02)	$(0.77)	$(0.03)
Earnings (loss) per share from discontinued operations	0.54	0.04	0.66	0.11
Earnings Per Share - Basic	$0.17	$0.02	$(0.11)	$0.08

EPS - Diluted:
Earnings (loss) per share from continuing operations	$(0.37)	$(0.02)	$(0.77)	$(0.03)
Earnings (loss) per share from discontinued operations	0.54	0.04	0.66	0.11
Earnings Per Share - Diluted	$0.17	$0.02	$(0.11)	$0.08
Weighted-average shares outstanding - Basic	91,203,955	90,642,318	91,153,861	85,524,073
Weighted-average shares outstanding - Diluted	91,971,817	90,842,752	91,153,861	86,457,871

FUNDS FROM OPERATIONS (FFO):
Net Income (loss) available to common shares	$15,608	$1,831	$(9,820)	$7,158
Add-Back (Deduct):
Depreciation	7,031	8,809	35,570	36,951
(Gains) Losses on the sale of real estate	(29,461)	(12,391)	(53,272)	(37,102)
Asset impairment	11,127	929	37,785	8,179
Adjustments related to discontinued operations	65	(5,200)	(1,747)	(2,267)
FFO	$4,370	$(6,022)	$8,516	$12,919
FFO per share--basic	$0.05	$(0.07)	$0.09	$0.15
Weighted-average shares outstanding	91,203,955	90,642,318	91,153,861	85,524,073

CASH AVAILABLE FOR DISTRIBUTION (CAD):
Net Income (loss) available to common shares	$15,608	$1,831	$(9,820)	$7,158
Add-Back (Deduct):
Depreciation and amortization expense	12,031	10,883	51,304	45,505
Change in fair value of financial instruments	(1,109)	1,828	5,946	(11,638)
(Gains) losses on assets	(29,461)	(12,682)	(53,272)	(37,393)
(Gains) losses on debt extinguishment	(333)	—	(1,331)	—
Deferred income tax (benefit) provision	20,303	1,633	2,213	2,484
Straight-line rental adjustments	(187)	148	(1,369)	95
Equity based compensation	555	715	3,396	3,970
Acquisition and integration expenses	248	940	624	2,332
Origination fees and other deferred items	12,686	8,252	34,063	32,093
Provision for losses	3,848	2,450	8,050	8,300
IRT internalization and management transition expenses	6,271	—	6,271	—
Asset impairment	11,127	929	37,785	8,179
Discontinued operations and noncontrolling interest effect of certain adjustments	(45,034)	149	(43,272)	5,061
CAD	$6,553	$17,076	$40,588	$66,146
CAD per share	$0.07	$0.19	$0.45	$0.77
Weighted-average shares outstanding	91,203,955	90,642,318	91,153,861	85,524,073

STATEMENT OF OPERATIONS, FFO & CAD

CONSOLIDATED – by quarter

($'s in 000's, except per share amounts)	For the Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenue:
Net interest margin
Investment interest income	$19,693	$20,189	$23,519	$25,802	$26,609
Investment interest expense	(8,849)	(8,512)	(9,125)	(9,320)	(6,733)
Net interest margin	10,844	11,677	14,394	16,482	19,876
Property income	23,501	29,614	29,666	30,055	29,756
Fee and other income	1,400	1,946	1,914	2,114	3,515
Total revenue	35,745	43,237	45,974	48,651	53,147
Expenses:
Interest expense	11,914	13,298	13,967	15,870	15,491
Real estate operating expenses	13,084	14,635	14,327	14,848	14,922
Property management expenses	2,240	2,226	2,846	2,167	2,220
General and administrative expenses:
Compensation expenses	6,275	4,675	3,862	3,625	4,854
Other general and administrative expenses	3,300	3,052	3,706	3,215	3,895
Total general and administrative expenses	9,575	7,727	7,568	6,840	8,749
Acquisition and integration expenses	248	197	70	109	940
Provision for loan losses	3,848	1,533	1,344	1,325	2,450
Depreciation and amortization expense	12,031	11,466	15,134	12,673	10,883
IRT internalization and management transition expenses	6,271	-	-	-	-
Total expenses	59,211	51,082	55,256	53,832	55,655
Operating Income	(23,466)	(7,845)	(9,282)	(5,181)	(2,508)
Other income (expense)	(457)	(70)	39	61	(48)
Gains (losses) on assets	29,461	18,194	5,812	(195)	12,682
Asset impairment	(11,127)	(18,872)	(3,864)	(3,922)	(929)
Gains (losses) on debt extinguishment	333	(6)	660	344	—
Change in fair value of financial instruments	1,109	(1,375)	(1,592)	(4,088)	(1,828)
Income (loss) before taxes	(4,147)	(9,974)	(8,227)	(12,981)	7,369
Income tax benefit (provision)	(20,601)	15,302	1,756	993	(1,478)
Income (loss) from continuing operations	(24,748)	5,328	(6,471)	(11,988)	5,891
Discontinued operations:
Income (loss) from discontinued operations	1,671	4,112	32,876	1,485	6,069
Gain (loss) on disposal of discontinued operations	47,808	—	—	—	—
Net income (loss)	24,731	9,440	26,405	(10,503)	11,960
Income allocated to preferred shares	(9,310)	(8,715)	(8,615)	(8,520)	(8,447)
(Income) loss allocated to noncontrolling interests	187	(729)	(25,370)	1,179	(1,682)
Net income (loss) available to common shares	$15,608	$(4)	$(7,580)	$(17,844)	$1,831

Amount attributable to common shares:
Net income (loss) available to common shares from continuing operations	$(34,078)	$(2,048)	$(14,115)	$(19,363)	$(1,797)
Net income (loss) available to common shares from discontinued operations	49,686	2,044	6,535	1,519	3,628
Net income (loss) available to common shares	$15,608	$(4)	$(7,580)	$(17,844)	$1,831

EPS - Basic:
Earnings (loss) per share from continuing operations	$(0.37)	$(0.02)	$(0.15)	$(0.22)	$(0.02)
Earnings (loss) per share from discontinued operations	0.54	0.02	0.07	0.02	0.04
Earnings Per Share - Basic	$0.17	$-	$(0.08)	$(0.20)	$0.02

EPS - Diluted:
Earnings (loss) per share from continuing operations	$(0.37)	$(0.02)	$(0.15)	$(0.22)	$(0.02)
Earnings (loss) per share from discontinued operations	0.54	0.02	0.07	0.02	0.04
Earnings Per Share - Diluted	$0.17	$-	$(0.08)	$(0.20)	$0.02

Weighted-average shares outstanding - Basic	91,203,955	91,201,784	91,190,583	91,018,160	90,642,318
Weighted-average shares outstanding - Diluted	91,971,817	91,201,784	91,190,583	91,018,160	90,842,752

Funds From Operations (FFO):
Net Income (loss) available to common shares	$15,608	$(4)	$(7,580)	$(17,844)	$1,831
Add-Back (Deduct):
Depreciation	7,031	8,884	9,484	10,171	8,809
(Gains) Losses on the sale of real estate	(29,461)	(18,194)	(5,812)	195	(12,391)
Asset impairment	11,127	18,872	3,864	3,922	929
Adjustments related to discontinued operations	65	1,195	(3,832)	825	(5,200)
FFO	$4,370	$10,753	$(3,876)	$(2,731)	$(6,022)
FFO per share	$0.05	$0.12	$(0.04)	$(0.03)	$(0.07)
Weighted average shares	91,203,955	91,201,784	91,190,583	91,018,160	90,642,318

Cash Available for Distribution (CAD):
Net Income (loss) available to common shares	$15,608	$(4)	$(7,580)	$(17,844)	$1,831
Add-Back (Deduct):
Depreciation and amortization expense	12,031	11,466	15,134	12,673	10,883
Change in fair value of financial instruments	(1,109)	1,375	1,592	4,088	1,828
(Gains) losses on assets	(29,461)	(18,194)	(5,812)	195	(12,682)
(Gains) losses on debt extinguishment	(333)	6	(660)	(344)	—
Deferred income tax (benefit) provision	20,303	(15,249)	(1,733)	(1,108)	1,633
Straight-line rental adjustments	(187)	(622)	(142)	(418)	148
Equity based compensation	555	819	954	1,068	715
Acquisition and integration expenses	248	197	70	109	940
Origination fees and other deferred items	12,686	8,535	5,911	6,931	8,252
Provision for losses	3,848	1,533	1,344	1,325	2,450
IRT internalization and management transition expenses	6,271	—	—	—	—
Asset impairment	11,127	18,872	3,864	3,922	929
Discontinued operations and noncontrolling interest effect of certain adjustments	(45,034)	1,885	(2,405)	2,282	149
CAD	$6,553	$10,619	$10,537	$12,879	$17,076
CAD per share	$0.07	$0.12	$0.12	$0.14	$0.19
Weighted average shares	91,203,955	91,201,784	91,190,583	91,018,160	90,642,318

FEE AND OTHER INCOME

TRAILING 5 QUARTERS

($'s in 000's)	Three Months Ended					Twelve Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

CMBS income (a)	$20	$305	$(260)	$171	$1,135	$236	$7,246
Property management & leasing fees	1,162	1,490	2,014	1,567	2,300	6,233	10,603
Property reimbursement income	79	22	23	22	-	146	-
Other income	139	129	137	354	80	759	426
Fee and other income, as reported	1,400	1,946	1,914	2,114	3,515	7,374	18,275
Fee and other income, discontinued operations	3,424	661	861	738	1,026	5,684	2,793

Add: Items eliminated in consolidation:
IRT Property management fees (b)	66	1,219	1,229	1,262	1,294	3,776	3,674
IRT advisory fees (b)	93	1,933	1,862	1,696	1,882	5,584	5,613
Total fee and other income	$4,983	$5,759	$5,866	$5,810	$7,717	$22,418	$30,355

(a)

During the second quarter of 2016, we sold $21.4 million of CMBS loans at a loss on sale.  Including the net interest margin we earned on these loans since their origination, we had a net gain of $49, or 0.2 points.

(b)

Represent fees paid by IRT to RAIT affiliates for services rendered through the date IRT was consolidated by RAIT.  IRT was deconsolidated on October 5, 2016.  Fees earned from IRT from October 5, 2016 through December 31, 2016 are included in fee and other income, discontinued operations.  Excludes property management fees from RAIT owned properties.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA AND COVERAGE RATIOS

($'s in 000's)	Three Months Ended										Twelve Months Ended
	December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
ADJUSTED EBITDA:
Net income (loss)	$24,731		$9,440		$26,405		$(10,503)		$11,960		$50,073		$63,493
Add (deduct):
Investment interest expense	8,849		8,512		9,125		9,320		6,733		35,806		29,250
Interest expense	11,914		13,298		13,967		15,870		15,491		55,049		61,750
Acquisition and integration expenses	248		197		70		109		940		624		2,332
Depreciation and amortization	12,031		11,466		15,134		12,673		10,883		51,304		45,505
Provision for loan losses	3,848		1,533		1,344		1,325		2,450		8,050		8,300
IRT internalization and management transition expenses	6,271		-		-		-		-		6,271		-
(Gains) losses on assets	(29,461)		(18,194)		(5,812)		195		(12,682)		(53,272)		(37,393)
Asset impairment	11,127		18,872		3,864		3,922		929		37,785		8,179
(Gain) loss on debt extinguishment	(333)		6		(660)		(344)		-		(1,331)		-
Change in fair value of financial instruments	(1,109)		1,375		1,592		4,088		1,828		5,946		(11,638)
Income tax (benefit) provision	20,601		(15,302)		(1,756)		(993)		1,478		2,550		2,798
Additions (deductions) from discontinued operations	(44,794)		15,983		(12,650)		18,781		15,138		(22,680)		20,693
Adjusted EBITDA	$23,923		$47,186		$50,623		$54,443		$55,148		$176,175		$193,269

INTEREST COST:
Investment interest expense	$8,849		$8,512		$9,125		$9,320		$6,733		$35,806		$22,517
Interest expense	11,914		13,298		13,967		15,870		15,491		55,049		46,259
Interest expense - IRT	482		8,820		8,923		9,712		9,917		27,937		22,588
Total Interest Expense	21,245		30,630		32,015		34,902		32,141		118,792		91,364
Less: Amortization of deferred financing costs and debt discounts	(4,181)		(5,131)		(4,995)		(6,076)		(4,840)		(20,383)		(13,103)
Interest Cost	$17,064		$25,499		$27,020		$28,826		$27,301		$98,409		$78,261

PREFERRED COST:
Net income allocated to preferred shares	$9,310		$8,715		$8,615		$8,520		$8,447		$35,160		$24,383
Less: preferred share discount amortization	(2,453)		(1,867)		(1,776)		(1,690)		(1,608)		(7,786)		(6,537)
Preferred cost	$6,857		$6,848		$6,839		$6,830		$6,839		$27,374		$17,846

INTEREST COVERAGE:	1.40	x	1.85	x	1.87	x	1.89	x	2.02	x	1.79	x	2.47	x
INTEREST + PREFERRED COVERAGE:	1.00	x	1.46	x	1.50	x	1.53	x	1.62	x	1.40	x	2.01	x

LOAN PORTFOLIO DATA

Loan Portfolio Data, As of December 31, 2016

($’s in 000’s)

Loan Type	Unpaid Principal Balance	Weighted Average Coupon	Remaining Life, Years (weighted average)	# of Loans
Bridge loans	$1,142,052	5.8%	1.5	92
Conduit loans	20,181	4.8%	8.7	2
Mezzanine loans	89,811	9.9%	3.2	23
Preferred equity investments	42,830	8.2%	8.7	17
Total	1,294,874	6.1%	3.0	134
Unamortized discounts, fees and costs	(2,235)
Aggregate carrying amount	$1,292,639

Loan Portfolio Data Trends
($'s on 000's)
	For the Three Months Ended					For the Twelve Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Bridge First Mortgage loans:
Origination volume	$67,540	$25,550	$18,185	$31,675	$249,937	$142,950	$607,840
# of loans originated	6	2	2	4	16	14	52
Loan payoffs	$106,523	$99,601	$109,285	$44,062	$98,474	$359,471	$200,030
Unpaid principal balance (period end)	$1,142,052	$1,187,277	$1,273,846	$1,363,132	$1,378,089	$1,142,052	$1,378,089
Weighted average coupon (period end)	5.8%	5.7%	5.7%	5.6%	5.6%	5.8%	5.6%

Conduit First Mortgage loans (for sale):
Origination volume	$-	$-	$5,000	$8,800	$71,900	$13,800	$384,054
# of loans originated	-	-	1	1	12	2	42
Loans sold to securitization	$-	$13,800	$21,377	$-	$85,340	$35,177	$424,979
CMBS income (a)	20	305	(260)	171	1,135	236	7,246
Securitization profit % (a)	-	2.2%	-1.2%	-	1.3%	0.2%	1.7%
Unpaid principal balance (period end)	$20,181	$41,455	$41,455	$57,928	$49,239	$20,181	$49,239
Weighted average coupon (period end)	4.8%	4.8%	4.8%	4.9%	4.8%	4.8%	4.8%

Mezzanine and Preferred Equity Investments:
Origination volume	$—	$—	$—	$—	$—	$—	$5,000
Loan payoffs	$2,960	$33,635	$10,678	$10,991	$23,143	$58,264	$91,198
Unpaid principal balance (period end)	132,641	146,883	181,520	193,652	199,793	132,641	199,793
Weighted average coupon (period end)	9.4%	8.8%	8.9%	9.4%	9.5%	9.4%	9.5%

Non-accrual loans (period end):
Bridge loans	$113,509	$92,035	$17,235	$15,645	$15,645	$113,509	$15,645
Mezzanine and preferred equity	7,529	17,433	18,467	20,044	20,292	7,529	20,292
Total non-accrual loans	$121,038	$109,468	$35,702	$35,689	$35,937	$121,038	$35,937

Credit status (period end):
Satisfactory	$1,142,467	$1,247,647	$1,367,819	$1,482,723	$1,494,884	$1,142,467	$1,494,884
Watchlist -- expecting full recovery	32,748	18,500	74,800	77,800	77,800	32,748	77,800
Watchlist -- with reserves	119,659	109,468	54,202	54,189	54,437	119,659	54,437
Total	$1,294,874	$1,375,615	$1,496,821	$1,614,712	$1,627,121	$1,294,874	$1,627,121

Loan loss reserves:
Beginning balance	$18,655	$18,237	$18,165	$17,097	$14,647	$17,097	$9,218
Provision	3,848	1,533	1,344	1,325	2,450	8,050	8,300
Charge-offs, net of recoveries	(10,149)	(1,115)	(1,272)	(257)	—	(12,793)	(421)
Ending balance	$12,354	$18,655	$18,237	$18,165	$17,097	$12,354	$17,097

Statistics as a % of Total Loans (period end):
Non-accrual loans	9.3%	8.0%	2.4%	2.2%	2.2%	9.3%	2.2%
Watchlist -- expecting full recovery	2.5%	1.3%	5.0%	4.8%	4.8%	2.5%	4.8%
Watchlist -- with reserves	9.0%	8.0%	3.6%	3.4%	3.3%	9.2%	3.3%
Loan loss reserves	1.0%	1.4%	1.2%	1.1%	1.1%	1.0%	1.1%
(a)

During the second quarter of 2016, we sold $21.4 million of CMBS loans at a loss on sale.  Including the net interest margin we earned on these loans since their origination, we had a net gain of $49, or 0.2 points.

REAL ESTATE PORTFOLIO DATA

Real Estate Portfolio Summary, as of December 31, 2016
($'s in 000's)
Property Type	Gross Cost	# of Properties	Units / Square Feet / Acres	Weighted Average Occupancy	Weighted Average Rental Rate
RAIT:
Multifamily	$147,201	6	1,703	93.0%	$828	per unit, per month
Office	328,029	14	2,253,564	78.7%	$19.42	per square foot, per year
Retail	152,629	6	1,493,073	75.9%	$13.70	per square foot, per year
Industrial	93,423	12	1,840,277	69.6%	$3.00	per square foot, per year
Redevelopment	81,130	2	1,206,514
Land	52,234	7	13.7
Total RAIT Owned	854,646	47
Accumulated depreciation	(138,214)
Carrying Amount	$716,432

Real Estate Same Store Property Trends	For the Three Months Ended					For the Year Ended
($'s in 000's)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
RAIT Multifamily Portfolio:
# of Properties	6	6	6	6	6	6	6
# of Units	1,703	1,703	1,703	1,703	1,703	1,703	1,703
Property income	$4,171	$4,142	$4,078	$3,977	$3,928	$16,368	$15,310
Operating expenses	1,954	2,023	1,853	1,807	1,919	7,637	7,478
Net operating income	2,217	2,119	2,225	2,170	2,009	8,731	7,832
NOI margin	53.2%	51.2%	54.6%	54.6%	51.1%	53.3%	51.2%
Occupancy	93.0%	93.3%	94.1%	93.1%	92.8%	93.4%	92.7%
Effective monthly rental rate, per unit	$828	$898	$802	$853	$833	$845	$822

RAIT Office Portfolio:
# of Properties	12	12	12	12	12	12	12
Square feet	2,145,968	2,145,968	2,145,968	2,145,968	2,145,968	2,145,968	2,145,968
Property income	$8,621	$9,949	$8,742	$8,840	$8,813	$36,152	$35,613
Operating expenses	3,857	3,839	4,039	4,013	4,141	15,748	16,150
Net operating income	4,764	6,110	4,703	4,827	4,672	20,404	19,463
NOI margin	55.3%	61.4%	53.8%	54.6%	53.0%	56.4%	54.7%
Occupancy	78.8%	78.6%	77.8%	78.2%	79.4%	78.4%	78.3%
Effective annual rental rate, per square foot	$19.25	$20.12	$19.81	$19.88	$19.81	$19.76	$19.99

RAIT Retail Portfolio:
# of Properties	5	5	5	5	5	5	5
Square feet	1,378,080	1,493,073	1,493,073	1,493,073	1,493,073	1,493,073	1,493,073
Property income	$3,727	$3,676	$3,575	$3,542	$3,580	$14,520	$14,480
Operating expenses	2,024	1,881	1,900	2,028	1,987	7,833	8,408
Net operating income	1,703	1,795	1,675	1,514	1,593	6,687	6,072
NOI margin	45.7%	48.8%	46.9%	42.7%	44.5%	46.1%	41.9%
Occupancy	76.8%	72.4%	73.2%	71.3%	68.6%	73.4%	69.5%
Effective annual rental rate, per square foot	$13.70	$14.73	$13.63	$14.39	$15.23	$14.11	$14.99

RAIT Industrial Portfolio:
No same store properties	—	—	—	—	—	—	—

Total RAIT Same Store Revenue	$16,519	$17,767	$16,395	$16,359	$16,321	$67,040	$65,403
Total RAIT Same Store Operating expenses	7,835	7,743	7,792	7,848	8,047	31,218	32,036
Total RAIT Same Store Net operating income (a)	$8,684	$10,024	$8,603	$8,511	$8,274	$35,822	$33,367

RAIT NOI Increase	5.0%					7.4%
(a)	See definition and reconciliation to net income in the definitions section.

REAL ESTATE PROPERTIES

CHANGES IN THE PORTFOLIO – YEAR-TO-DATE DECEMBER 31, 2016:

($'s in 000's)	City & State	Square Feet / Units/Acres	Month Acquired / Sold	Transaction	Value
ADDITIONS:
Industrial
Gettysburg Pike 6930	Fort Wayne, IN	161,000	Apr 2016	Loan conversion (a)	$5,670
Gettysburg Pike 6932	Fort Wayne, IN	63,804	Apr 2016	Loan conversion (a)	2,460
Total Industrial		224,804			8,130

Office:
Lake Avenue	Fort Wayne, IN	25,200	Apr 2016	Loan conversion (a)	3,220
Moreau Court	South Bend, IN	82,396	Apr 2016	Loan conversion (a)	7,030
Total Office		107,596			10,250

Retail:
Raritan	Raritan, NJ	114,993	Dec 2016	Loan conversion	31,860
Total Retail		114,993			31,860

Total Additions:					$50,240

SALES:
Multifamily:
Ventura	Gainesville, FL	208	Mar 2016	Sale	$8,750
Desert Wind	Phoenix, AZ	216	May 2016	Sale	8,750
Las Vistas	Phoenix, AZ	200	May 2016	Sale	10,500
Penny Lane	Mesa, AZ	136	May 2016	Sale	10,000
Sandal Ridge	Mesa, AZ	196	May 2016	Sale	12,250
Silversmith	Jacksonville, FL	140	Jun 2016	Sale	6,200
Augusta	Las Vegas, NV	272	Sep 2016	Sale	37,500
Coles Crossing	Cypress, TX	370	Sep 2016	Sale	43,750
Eagle Ridge	Colton, CA	144	Sep 2016	Sale	18,431
Grand Terrace	Colton, CA	208	Sep 2016	Sale	26,219
Regency Meadows	Las Vegas, NV	120	Nov 2016	Sale	7,200
Ellington Apartments	Miami Gardens, FL	343	Nov 2016	Sale	36,200
River Park West	Houston, TX	288	Nov 2016	Sale	30,150
Mandalay	Austin, TX	300	Dec 2016	Sale	36,000
Ashford Place	Tampa, FL	369	Dec 2016	Sale	24,050
Tierra Bella	Las Vegas, NV	98	Dec 2016	Sale	12,468
Total Multifamily		3,608			328,418

Office:
Mineral Business Center	Denver, CO	117,461	Mar 2016	Sale	7,949
Total Office		117,461			7,949

Land:
Saxony Inn	Daytona Beach, FL	0.5	Apr 2016	Sale	1,500
Total Land		0.5			1,500
Total RAIT Sales:					$337,867
(a)	Represents one loan portfolio conversion.

REAL ESTATE PROPERTIES, AS OF DECEMBER 31, 2016

($'s in 000's)					INVESTMENTS IN REAL ESTATE
Property Name	Location	Units/ Square Feet/ Acres	Year of Acquisition	Description	Gross Cost	Accumulated Depreciation	Net Book Value	Occupancy (Period End)	Average Occupancy (a)	Rental Rate (b)

HELD FOR DISPOSITION

RAIT MULTIFAMILY PORTFOLIO:
Oyster Point	Newport News, VA	278	2008	Multi-Family	$16,649	$(5,264)	$11,385	91.7%	91.0%	687
Tuscany Bay	Orlando, FL	396	2008	Multi-Family	37,699	(9,347)	28,352	96.0%	95.8%	866
Emerald Bay	Las Vegas, NV	337	2009	Multi-Family	29,904	(7,213)	22,691	92.3%	93.0%	690
Lexington	Jackson, MS	220	2010	Multi-Family	16,957	(3,390)	13,567	95.5%	95.1%	898
Trails at Northpointe	Jackson, MS	144	2010	Multi-Family	7,855	(1,771)	6,084	90.3%	90.3%	695

Subtotal -- Multifamily		1,375			$109,064	$(26,985)	$82,079	93.5%	93.5%	$774

RAIT OFFICE PORTFOLIO:
McDowell	Scottsdale, AZ	255,573	2007	Office	$74,727	$(18,344)	$56,383	99.7%	99.7%	24.13
Executive Center	Milwaukee, WI	102,017	2009	Office	11,955	(3,269)	8,686	95.7%	95.6%	18.11
Tiffany Square	Colorado Springs, CO	184,219	2010	Office	14,599	(3,508)	11,091	74.6%	74.6%	16.09
Four Resource Square	Charlotte, NC	151,916	2011	Office	21,856	(3,740)	18,116	90.1%	90.1%	16.22
UBS Tower	St. Paul, MN	228,882	2012	Office	16,830	(4,645)	12,185	81.7%	81.0%	18.69
Rutherford	Woodlawn, MD	85,806	2014	Office	7,713	(1,648)	6,065	87.9%	87.9%	19.29
Union Medical	Colorado Springs, CO	151,299	2014	Office	29,420	(3,004)	26,416	87.9%	87.9%	27.06
100 East Lancaster Avenue	Downingtown, PA	37,963	2014	Office	5,287	(460)	4,827	74.3%	74.3%	21.12
Lake Avenue	Fort Wayne, IN	25,200	2016	Office	3,011	(67)	2,944	100.0%	100.0%	13.99
Moreau Court	South Bend, IN	82,396	2016	Office	6,022	(194)	5,828	69.4%	69.4%	25.50

Subtotal -- Office		1,305,271			$191,420	$(38,879)	$152,541	86.8%	86.7%	$20.47

RAIT INDUSTRIAL PORTFOLIO:
Adams Aircraft	Englewood, CO	48,490	2015	Industrial	$4,731	$(174)	$4,557	28.7%	28.7%	$6.33
South Midco	Witchita, KS	73,740	2015	Industrial	3,696	(144)	3,552	100.0%	100.0%	8.51
East Glendale	Sparks, NV	31,976	2015	Industrial	1,121	(30)	1,091	100.0%	100.0%	4.46
Perry Avenue	Attleboro, MA	456,000	2015	Industrial	26,573	(1,044)	25,529	100.0%	100.0%	4.53
Interstate Drive	West Springfield, MA	143,025	2015	Industrial	5,162	(197)	4,965	0.0%	0.0%	-
Hunt Valley Circle	New Kensington, PA	198,000	2015	Industrial	9,613	(363)	9,250	100.0%	100.0%	4.25
Kirby Circle	Palm Bay, FL	231,313	2015	Industrial	16,846	(670)	16,176	0.0%	0.0%	-
Rex Boulevard	Auburn Hills, MI	151,200	2015	Industrial	7,464	(255)	7,209	0.0%	0.0%	-
Square Drive	Marysville, OH	130,044	2015	Industrial	5,203	(208)	4,995	100.0%	100.0%	2.09
Fondorf Drive	Columbus, OH	151,685	2015	Industrial	5,397	(220)	5,177	100.0%	100.0%	3.55
Gettysburg Pke 6930	Fort Wayne, IN	161,000	2016	Industrial	5,308	(120)	5,188	100.0%	100.0%	3.21
Gettysburg Pke 6932	Fort Wayne, IN	63,804	2016	Industrial	2,309	(55)	2,254	100.0%	100.0%	3.21

Subtotal -- Industrial		1,840,277			$93,423	$(3,480)	$89,943	69.6%	69.6%	$3.00

RAIT RETAIL PORTFOLIO:
Sharpstown Mall	Houston, TX	637,555	2009	Retail	$41,549	$(10,177)	$31,372	61.1%	58.0%	$14.22
South Plaza	Nashville, TN	284,697	2011	Retail	23,397	(3,708)	19,689	88.3%	88.4%	9.08
May’s Crossing	Round Rock, TX	64,084	2012	Retail	8,506	(1,169)	7,337	81.5%	81.5%	14.06
Oakland Square	Troy, MI	220,226	2014	Retail	22,357	(1,443)	20,914	100.0%	100.0%	12.44
Oakland Plaza	Troy, MI	171,518	2014	Retail	25,530	(1,655)	23,875	95.9%	96.1%	20.88

Subtotal -- Retail		1,378,080			$121,339	$(18,152)	$103,187	78.2%	76.8%	$13.70

RAIT LAND PORTFOLIO:
Treasure Island Resort	Daytona Beach, FL	2.5	2011	Land	$10,811	$-	$10,811
Sunny Shores Resort	Daytona Beach, FL	1.0	2011	Land	3,422	-	3,422
MGS Gift Shop	Daytona Beach, FL	1.0	2011	Land	425	-	425
Beachcomber Beach Resort	Daytona Beach, FL	2.9	2011	Land	10,343	-	10,343
Subtotal -- Land		7.4			$25,001	$-	$25,001

TOTAL RAIT - HELD FOR DISPOSITION					$540,247	$(87,496)	$452,751

HELD FOR INVESTMENT

RAIT MULTIFAMILY PORTFOLIO:
South Terrace	Durham, NC	328	2013	Multi-Family	$38,137	$(4,166)	$33,971	90.2%	91.3%	1,053
Subtotal -- Multifamily		328			$38,137	$(4,166)	$33,971	90.2%	91.3%	$1,053

RAIT OFFICE PORTFOLIO:
Reuss	Milwaukee, WI	578,104	2004	Office	$64,000	$(23,606)	$40,394	53.3%	54.6%	$18.21
1501 Yamato Road	Boca Raton, FL	171,489	2009	Office	47,328	(10,299)	37,029	100.0%	100.0%	19.51
Executive Mews - Willow Grove	Willow Grove, PA	86,554	2010	Office	12,831	(2,716)	10,115	77.0%	75.9%	13.69
Executive Mews - Cherry Hill	Cherry Hill, NJ	112,146	2010	Office	12,450	(3,218)	9,232	77.0%	79.2%	18.33
Subtotal -- Office		948,293			$136,609	$(39,839)	$96,770	66.7%	67.7%	$18.05

RAIT RETAIL PORTFOLIO:
Raritan (c)	Raritan, NJ	114,993	2016	Retail	$31,290	$-	$31,290	65.1%	65.1%	-
Subtotal -- Retail		114,993			$31,290	$-	$31,290	65.1%	65.1%	$-

RAIT REDEVELOPMENT PORTFOLIO:
Inlet Square Mall	Myrtle Beach, SC	436,719	2009	Retail	$11,390	$(3,681)	$7,709	33.2%	32.8%
Erieview Tower	Cleveland, OH	769,795	2015	Office	69,740	(3,032)	66,708	43.6%	43.7%

Subtotal -- Redevelopment		1,206,514			$81,130	$(6,713)	$74,417	39.8%	39.8%

RAIT LAND PORTFOLIO:
Willow Grove	Willow Grove, PA	0.5	2001	Land	$307	$-	$307
Cherry Hill	Cherry Hill, NJ	0.5	2001	Land	307	-	307
Corey Landings	St. Pete Beach, FL	5.3	2009	Land	26,619	-	26,619
Subtotal -- Land		6.3			$27,233	$-	$27,233

TOTAL RAIT - HELD FOR INVESTMENT					$314,399	$(50,718)	$263,681

TOTAL RAIT					$854,646	$(138,214)	$716,432

(a)         Average occupancy represents the daily average occupancy for the three-month period ended December 31, 2016.

(b)	Multifamily rental rate data is per unit, per month. Office, Industrial and Retail are per square foot, per year.
(c)	Property acquired on December 27, 2016. Rental income insignificant for the three-month period ended December 31, 2016.

Indebtedness oVERVIEW

As of December 31, 2016

($'S in 000's)	Unpaid Principal	Unamortized Discount and Debt Issuance Costs	Carrying Amount	Rate	Maturity Date
RAIT Indebtedness:
Recourse debt
7% convertible senior notes	$871	$(40)	$831	7.0%	04/2031
4% convertible senior notes	126,098	(5,827)	120,271	4.0%	10/2033	(a)
7.625% senior notes	57,287	(1,719)	55,568	7.6%	04/2024
7.125% senior notes	70,731	(1,543)	69,188	7.1%	08/2019
Senior secured notes	62,000	(3,767)	58,233	7.0%	04/2017-04/2019	(b)
Lending warehouse facilities
Conduit loans	-	(531)	(531)	-	11/2017-07/2018
Floating rate loans	26,421	(982)	25,439	3.1%	12/2017-07/2018
Total	26,421	(1,513)	24,908	3.1%
Junior subordinated notes, at fair value	18,671	(6,849)	11,822	4.8%	03/2035
Junior subordinated notes, at amortized cost	25,100	-	25,100	3.4%	04/2037
Total Recourse Debt	387,179	(21,258)	365,921	5.5%
Non-Recourse debt
Securitization notes payable:
CRE CDO I	376,089	(4,947)	371,142	1.5%	11/2046
CRE CDO II	166,227	(2,868)	163,359	2.2%	06/2045
FL3	57,942	(244)	57,698	3.4%	12/2031
FL4	107,998	(516)	107,482	2.8%	12/2031
FL5	265,304	(2,424)	262,880	3.5%	01/2031
FL6	216,677	(3,660)	213,017	2.7%	11/2031
Total securitization notes payable	1,190,237	(14,659)	1,175,578	2.5%
Loans payable on real estate	186,237	(569)	185,668	5.7%	06/2016-12/2021	(c)
Total Non-recourse debt	1,376,474	(15,228)	1,361,246	2.9%
Other Indebtedness	24,321	(406)	23,915	-	-
Total RAIT Indebtedness	$1,787,974	$(36,892)	$1,751,082	3.5%

(b)

(a)	Includes the $126,098 of 4% convertible senior notes that may be put in October 2018.
(b)	In January 2017, we repaid, in full, $15,500 of this outstanding debt that had a maturity date of April 1, 2017.
(c)	One loan payable on real estate had a maturity date of June 2016. This loan is in the process of being resolved with the lender.

DEFINITIONS

Adjusted EBITDA

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, is a non-GAAP financial measure.  We calculate Adjusted EBITDA as Net Income, before the effects of investment interest expense, interest expense, acquisition and integration expenses, depreciation and amortization, provision for loan losses (gains) losses on assets, asset impairments, (gains) losses on debt extinguishments, change in fair value of financial instruments, and income tax (benefit) provision as well as similar items and other non-recurring items such as (gains) losses on acquisitions related to discontinued operations.  [In the quarter ended December 31, 2016, we changed our method of calculating Adjusted EBITDA to exclude provision for loan losses.] We believe Adjusted EBITDA provides useful information to investors to ascertain our interest coverage and interest plus preferred dividends coverage ratios.

Assets Under Management

Assets under management, or AUM, is an operating measure representing the total assets that we own or are managing for third parties. While not all AUM generates fee income, it is an important operating measure to gauge our asset growth, volume of originations, size and scale of our operations and our performance. AUM includes our total investment portfolio, assets associated with unconsolidated securitizations for which we derive asset management fees and real estate properties we manage on behalf of third parties.

Cash Available for Distribution

Cash available for distribution, or CAD, is a non-GAAP financial measure. We believe that CAD provides investors and management with a meaningful indicator of operating performance. Management also uses CAD, among other measures, to evaluate profitability and our board of trustees considers CAD in determining our quarterly cash distributions. We also believe that CAD is useful because it adjusts for a variety of noncash items (such as depreciation and amortization, equity-based compensation, provision for loan losses and non-cash interest income and expense items). In addition, the compensation committee of our board of trustees used CAD as a metric in establishing quantitative performance based awards for certain of our executive officers beginning in 2015.  Furthermore, in measuring our performance in periods prior to 2015, CAD removes the effect of our previous consolidation of the legacy securitizations, T8 and T9, which we deconsolidated as part of our exit of the Taberna business in December 2014.

We calculate CAD by subtracting from or adding to net income (loss) attributable to common shareholders the following items: depreciation and amortization items including depreciation and amortization, straight-line rental income or expense, amortization of in place leases, amortization of deferred financing costs, amortization of discount on financings and equity-based compensation; changes in the fair value of our financial instruments; realized gains (losses) on assets; provision for loan losses; asset impairments; acquisition gains or losses and transaction costs; certain fee income eliminated in consolidation that is attributable to third parties; and one-time events pursuant to changes in U.S. GAAP and certain other non-routine items. In the quarter ended March 31, 2016, we changed our method of calculating CAD to exclude the impact of real property sales from CAD.  We made this change in response to investor feedback to focus CAD on our core business activities.  In addition, we provide guidance regarding our expected CAD in future periods and this change removes variability resulting from the ultimate timing of future property sales.

CAD should not be considered as an alternative to net income (loss) or cash generated from operating activities, determined in accordance with U.S. GAAP, as an indicator of operating performance. For example, CAD does not adjust for the accrual of income and expenses that may not be received or paid in cash during the associated periods. Please refer to our consolidated financial statements prepared in accordance with U.S. GAAP in our most recent report on Form 10-K or Form 10-Q filed with the Securities and Exchange Commission. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.

Funds from Operations

We believe that funds from operations, or FFO, which is a non-GAAP financial measure, is an additional appropriate measure of the operating performance of a REIT. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate, asset impairment and the cumulative effect of changes in accounting principles. Our management utilizes FFO as a measure of our operating performance. FFO is not an equivalent to net income or cash generated from operating activities determined in accordance with U.S. GAAP. Furthermore, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity.

Gross Real Estate Investments

Gross real estate investments equal investments in real estate, net plus accumulated depreciation as it appears on the consolidated balance sheet.  The following table provides a reconciliation of investments in real estate, net to total gross real estate investments.

	As of
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Investments in real estate, net	$716,432	$808,749	$930,987	$965,296	$986,942
Plus: Accumulated Depreciation	138,214	156,613	164,037	164,999	158,688
Gross real estate investments	$854,646	$965,362	$1,095,024	$1,130,295	$1,145,630

Interest Coverage

Interest coverage is computed as Adjusted EBITDA divided by interest costs (excluding amortization of deferred financing costs and debt discounts)

Interest + Preferred Coverage

Interest + Preferred coverage is computed as Adjusted EBITDA divided by the sum of interest costs (excluding amortization of deferred financing costs and debt discounts) and preferred costs (excluding amortization of preferred share discounts).

Net Operating Income

Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful measure of the operating performance of its real estate portfolio. NOI is defined as total property revenue less total property operating expenses, excluding depreciation and amortization and interest expense. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our real estate portfolio performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental rates and property operating expenses.

Same Store Properties and Same Store Portfolio

RAIT reviews its same store properties or portfolio at the beginning of the calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that have been sold are excluded from the same store portfolio. Properties included in the redevelopment portfolio are not part of the same store portfolio.  A reconciliation of our same store net operating income to net income is as follows for each of the periods presented below:

	For the Three Months Ended					For the Year Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Same store property net operating income	$8,684	$10,024	$8,603	$8,511	$8,274	$35,822	$33,367
Non same store property net operating income	1,733	4,955	6,736	6,696	6,560	20,120	28,064
Net interest margin	10,844	11,677	14,394	16,482	19,876	53,397	69,182
Fee and other income	1,400	1,946	1,914	2,114	3,515	7,374	18,275
Interest expense	(11,914)	(13,298)	(13,967)	(15,870)	(15,491)	(55,049)	(61,750)
Compensation expenses	(6,275)	(4,675)	(3,862)	(3,625)	(4,854)	(18,437)	(15,349)
General and administrative expenses	(3,300)	(3,052)	(3,706)	(3,215)	(3,895)	(13,273)	(14,707)
Property management expenses	(2,240)	(2,226)	(2,846)	(2,167)	(2,220)	(9,479)	(9,323)
Acquisition and integration expenses	(248)	(197)	(70)	(109)	(940)	(624)	(2,332)
Provision for loan losses	(3,848)	(1,533)	(1,344)	(1,325)	(2,450)	(8,050)	(8,300)
Depreciation and amortization expense	(12,031)	(11,466)	(15,134)	(12,673)	(10,883)	(51,304)	(45,505)
IRT internalization and management transition expenses	(6,271)	-	-	-	-	(6,271)	-
Other income (expense)	(457)	(70)	39	61	(48)	(427)	(1,083)
Gains (losses) on assets	29,461	18,194	5,812	(195)	12,682	53,272	37,393
Asset impairment	(11,127)	(18,872)	(3,864)	(3,922)	(929)	(37,785)	(8,179)
Gains (losses) on debt extinguishment	333	(6)	660	344	-	1,331	-
Change in fair value of financial instruments	1,109	(1,375)	(1,592)	(4,088)	(1,828)	(5,946)	11,638
Income tax benefit (provision)	(20,601)	15,302	1,756	993	(1,478)	(2,550)	(2,798)
Income (loss) from discontinued operations	1,671	4,112	32,876	1,485	6,069	40,144	34,900
Gain (loss) on disposal of discontinued operations	47,808	-	-	-	-	47,808	-
Net income (loss)	$24,731	$9,440	$26,405	$(10,503)	$11,960	$50,073	$63,493

Total Gross Assets

Total gross assets equals total assets plus accumulated depreciation as these captions are reported on the consolidated balance sheet.  The following table provides a reconciliation of total assets to total gross assets.

	As of
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Total Assets	$2,406,843	$3,882,531	$4,040,064	$4,317,770	$4,415,928
Plus: Accumulated Depreciation (a)	138,214	209,437	209,096	209,421	198,326
Plus: Accumulated Amortization (b) (c)	11,245	26,247	25,926	24,422	19,781
Total Gross Assets	$2,556,302	$4,118,215	$4,275,086	$4,551,613	$4,634,035

(a)	Includes accumulated depreciation from discontinued operations.
(b)	Includes accumulated amortization from discontinued operations.
(c)	Represents accumulated amortization of real estate-related intangible assets and liabilities.